Exhibit 99.1

Raymond James Small Cap Investor Forum R. Kevin Clinton President & CEO September 10, 2004

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves; a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income; we may experience unforeseen costs or the need for unanticipated reserve enhancements associated with our exit from the workers' compensation, health and personal and commercial insurance lines, which could result in future charges to income; an adverse outcome in the putative shareholder class action lawsuit against us; substantial jury awards against our insureds could impose liability on us exceeding our policy limits or the funds we have reserved for the payment of claims; increased pressures on premium rates and our potential inability to obtain rate increases; changes in competitive conditions; an unanticipated increase in claims frequency or severity patterns; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; adverse regulatory and market changes in certain states of operation where our business is concentrated; the loss of our relationships with medical associations; an interruption or change in our principal third- party distribution relationship; the potential insolvency of any of the guaranty associations in which we participate; the potential inability to obtain regulatory approval of rate increases; our potential inability to comply with insurance regulations; a further reduction in our A.M. Best Company rating; negative changes in financial market conditions; a downturn in general economic conditions; and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital 18th largest U.S. medical liability insurance carrier1 Provide coverage to approximately 10,000 physicians Headquartered in East Lansing, MI Marketing in primarily 5 states --- focus on Midwest region Medical liability direct premiums written totaled $195.7 million for 2003 and $93.1 million in the first half of 2004 Assets totaled $1.0 billion at June 30, 2004 NASDAQ:ACAP (IPO December 2000) Market cap $250 million2 1Source One-Source, based on 2003 direct premiums written 2As of September 7, 2004

27% 26% 20% 10% >1% 10% 3% 1% Distribution of June 30, 2004 YTD Direct Premiums Written (DPW)* Exited Florida and exiting Nevada Strong Midwest Base Core states produced 93% of DPW >1% 2% *Excludes premium produced from Physicians Insurance Co.

Michigan (30% of Net Premiums Earned) 28 years of underwriting experience, home state Leading writer of physicians Controlled agency distribution Endorsed by Michigan State Medical Society Good tort reform in place since 1994 Illinois (28% of Net Premiums Earned) 2nd largest writer 9 years of underwriting experience Increased rates 164%* since 1/1/02 Largest writer currently has moratorium on new IL business *Compounded Well Positioned in Marketplace

Ohio (20% of Net Premiums Earned) 4th largest writer 8 years of underwriting experience Increased rates 138%* since 1/1/02 Enacted tort reform in 2003 with $350,000 cap on non-economic damages New Mexico (10% of Net Premiums Earned) Entered state through statutory merger in 1997 Leading writer Increased rates 69%* since 1/1/02 Direct distribution Endorsed by New Mexico State Medical Society State compensation fund - claims over $200,000 *Compounded Well Positioned in Marketplace

Kentucky (8% of Net Premiums Earned) 2nd largest writer Entered state in 1996 through acquisition of Kentucky Medical Insurance Company Increased rates 67%* since 1/1/02 * Compounded Well Positioned in Marketplace

Company formed as a mutual in 1975 Entered into workers' compensation in 1993 Entered new markets for medical professional liability Expanded into Illinois in 1995 Expanded into Ohio (1996) and Florida (1998) Acquired Kentucky Medical Insurance Company in 1996 Merged with the New Mexico Physicians Mutual Liability Company in 1997 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 History of Company

Stock Performance Since IPO Stock Performance Since IPO December 8, 2000 through September 7, 2004

Data as of 12/31/03 Underwriting Cycle 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.16

Key Components of our Strategic Plan Strong management team Focus on medical professional liability in core markets (exiting workers' compensation and health) Significant rate increases Stringent underwriting practices Aggressive claims management Exit unprofitable markets

Aggressively Raising Rates 1998 1999 2000 2001 2002 2003* 2004** East -0.025 0.065 0.07 0.125 0.28 0.3 0.22 *Excludes Florida ** Estimate

Exited unprofitable markets - Florida and Nevada Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties Lowered maximum policy limits from $10 million to maximum of $2 million; $1 million in high severity areas and specialties Performing on-site visits by risk management Stringent Underwriting

Strategy --- vigorously defend all non-meritorious claims Won 93% of cases that went to trial in first half of 2004 Closed 73% of cases with no indemnity payment in first half of 2004 Experienced claims staff with an average of 14 years handling claims Deliver quality claims service Claims Defense --- survey results reflect 95% of policyholders had excellent/good experience Aggressive Claims Management

Exiting Lines of Business Exiting workers' compensation line of business Non-renewing all policies after June 30, 2004 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 East 7226 12942 12426 4743 194 -167

Exiting Lines of Business Exiting Health line of business Non-renewing all policies after June 30, 2004 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 East 6841 5741 5513 5061 3523 3082

Yes! All indicators show experience is improving Underwriting actions are taking hold Reported claim count down 34% 2Q04 vs. 2Q03 Pricing is up Medical professional liability net premiums earned up 10.5% YTD June 30, 2004 over YTD June 30, 2003 (despite exiting Florida) A significant improvement in the accident year loss ratio for professional liability from 2001 (121.9%) to YTD June 30, 2004 (88.0%) Is the Strategic Plan Working

Positive Trends 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 East 26760 28724 33608 34151 34700 32463 38279 37833 43356 43356 Reported Claim Count by Quarter Net Premiums Earned by Quarter --- Excluding Florida *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 East 767 748 729 774 803 694 631 529 524 459

Positive Trends Net Premiums Earned Per Reported Claim -- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 East 41296 46554 58045 51124 57641 55209 67631 81013 81151

Net income of $3.1 million or $.36 per share Commuted Gerling Global reinsurance treaty, resulting in a pre-tax charge of $3.6 million Pre-tax income of $8.8 million in medical professional liability Completed liquidation of high-yield investment portfolio and other non-investment grade securities 2004 Second Quarter Events

High-Quality Investment Portfolio Reducing risk in investment portfolio Improved average rating of bond portfolio: AA at 6/30/04 vs. A at 12/31/03 Increased average yield on investments: 6.41% at 6/30/04 vs. 5.46% at 6/30/03 Liquidated high-yield & other non-investment grade securities in first half of 2004 3rd best bond investment performance nationwide according to Ward's* Fixed income securities Equity securities Other Cash & cash equivalents East 0.79 0.01 0.03 0.16 *Based on highest 2003 bond yield, minimum net premiums written of $100 million

Why Invest in APCapital Underwriting cycle turning We have identified and aggressively addressed our problems New management team Turnaround over past two years Positive trends

Questions